CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
REVENUES:
License revenues	$ 22,917	$ 4,610	$ 0
Product sales, net	6,023	190	0
Total revenues	28,940	4,800	0
COST OF REVENUES	(9,263)	(3,692)	0
GROSS PROFIT	19,677	1,108	0
RESEARCH AND DEVELOPMENT EXPENSES	(9,149)	(12,519)	(17,629)
SALES AND MARKETING EXPENSES	(23,605)	(25,270)	(6,462)
GENERAL AND ADMINISTRATIVE EXPENSES	(6,321)	(6,310)	(5,066)
IMPAIRMENT OF INTANGIBLE ASSETS	(1,010)	(6,703)	0
OPERATING LOSS	(20,408)	(49,694)	(29,157)
NON-OPERATING INCOME (EXPENSES), NET	18,435	(10,819)	5,670
FINANCIAL INCOME	1,871	2,068	694
FINANCIAL EXPENSES	(9,119)	(2,169)	(2,158)
LOSS AND COMPREHENSIVE LOSS	$ (9,221)	$ (60,614)	$ (24,951)
LOSS PER ORDINARY SHARE – BASIC	$ (0.01)	$ (0.06)	$ (0.03)
LOSS PER ORDINARY SHARE – DILUTED	$ (0.01)	$ (0.06)	$ (0.03)
WEIGHTED AVERAGE NUMBER OF SHARES USED IN CALCULATION OF LOSS PER ORDINARY SHARE	1,198,107,761	963,365,525	773,956,973